EXHIBIT 99.1

Wilson Holdings, Inc.

Confidential	1

This presentation contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.” These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized. Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

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–	Public Company – “WSHD”
• Market Cap of approximately $77M as of November 28, 2006
• Public float of approximately 880,000 shares
–	Land development and Homebuilding related activities
–	Current portfolio includes:
• 6,000+ residential lots in Central Texas
• 2 million SF of commercial property
–	$17MM in institutional financing including Millennium, Lampe
Conway, and USA Fund, and $7MM of equity investments since
inception
–	Well qualified and respected management team
–	Board of Directors includes respected individuals: Jay Gouline and
Barry Williamson
–	$45MM lines of credit with Comerica and IBC

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•	Real estate development in news:
	–	Bill Gates invests in a real estate developer- “Cascade Investment LLC, the investment vehicle of Microsoft founder Bill Gates, one of the world’s richest men, said it now holds a 6.3 percent stake in real estate developer Castle & Cooke Inc.”
	–	Federal Reserve Chairman recently reported, “the National Association of Realtors said sales of previously owned homes in October rose 0.5% from September to an annual rate of 6.24 million, the first monthly rise since February.”
	–	Moody’s Economy. COM Inc. “projects housing prices out to 2015 will show the biggest 10 year gains in apparently cheap markets such as Austin.”
	–	Business Week - “Austin, with its thriving nightlife, strong golf courses and university culture, is a haven for retirees.”
•	Wilson Holdings, Inc.
	–	Land development and merchant homebuilding
	–	Niche company that continues to exploit the opportunity and well poised for growth in future years

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•	Multi-Tier Strategy:
	–	Acquire land via options or contracts and work it through
entitlement process
	–	Develop lots and sell to national, regional, and local homebuilders
	–	Merchant building of homes in selected markets and communities
	–	Develop commercial areas around residential lots
•	Wall Street rewards companies with similar niche strategies
•	Strategy enables Company to exploit an industry which is fragmented, characterized by large national homebuilders and undercapitalized local companies

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WILSON
HOLDINGS, INC.

TARGET CUSTOMERS

- BOWEN Family Homes
- KIMBALL HILL HOMES
- Mercedes HOMES
- David Weekley Homes
- LENNAR Quality. Value. Integrity.
- Newmark homes
- PERRY HOMES
- D·R·HORTON America's Builder
- Meritage Homes
- Pulte Homes
- GEHAN HOMES
- KB HOME
- Morrison Homes
- STREETMAN homes

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•	Strong job growth and corporate expansion in Austin and San Antonio

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•	Clark Wilson, President and Chief Executive Officer
	–	Served as President of Clark Wilson Homes, Inc, which was acquired by Capital Pacific
Holdings in 1992
	–	More than 25 years of experience in the homebuilding industry
	–	Mr. Wilson attended Amarillo College and the University of Texas at Austin
•	Arun Khurana, Vice President and Chief Financial Officer
	–	Extensive experience with public companies
	–	15 years + of experience with Big Four accounting firms
	–	Significant experience in raising capital from public markets
•	David Goodrum, Vice President of Land Development
	–	Over 20 years of experience in operations in real estate and related services
	–	Graduate of Texas State Technical Institute
•	Bob Antle, Director of Operations
	–	More than 26 years of experience in real estate development in Central Texas
	–	Served as Mayor of Cedar Park, Texas from 2004-2005
	–	Former President of Homebuilders Association of Greater Austin in 2000
•	Mark Gram, Senior Vice President of Marketing
	–	Extensive experience in real estate market in several states of the Country

Confidential	8

•	Clark Wilson
	–	Director and Chairman
	–	25 years experience in the real estate development and homebuilding business
•	Jay Gouline
	–	President of Springfield Corporation and Managing Member of Mayfield
Associates, LLC
	–	Instruction at the Edward Saint John School of Real Estate at John Hopkins
University
•	Christopher Ney
	–	Founder and CEO of CoreTrac, Inc., software company specializing in the financial industry
•	Barry Williamson
	–	Texas Railroad Commissioner from 1992 to 1999
	–	Director of the Minerals Management Service in the U.S. Department of
Interior under George H.W. Bush
	–	Advisor to U.S. Secretary of Energy from 1988 to 1992

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Land Development

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DEVELOPMENT CYCLE - TYPICAL LOT

Phase
Feasibility (2 mos.)
Design & Entitlement (6-8 mos.)
Development (6-8 mos.)
Home Construction (4-6 mos.)
Milestone
Land Purchase
Paper Lot
Finished Lot
Finished Home

Value (in $000s)	$ 5	$ 12	$ 33	$ 160
Cumulative Investment (in $000s)	($ 5)	($ 8)	($ 27)	$ 128
MUD Reimbursement	-	-	$ 15	-
Profit (in $000s)	-	$ 4	$ 21	$ 32
Years (includes MUD Reimbursement)	-	1-7	2 - 7	2 - 7

MUD Reimbursement trails development costs by 2 years It takes 3-7 years to build out an entire subdivision.

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WILSON HOLDINGS, INC.

PROJECT LOCATION MAP

Georgetown Village
Georgetown
Leander
Cedar Park
Round Rock
Hutto
New Sweden
Bohls Place
Pflugerville
Manor
AUSTIN
Rutherford West
Driftwood
Buda
Elm Grove
183
29
35
130
183A
79
620
45
1
71
290
45SE

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	Approx.	Date Purchased
Identifier	Acreage	/ Optioned	Location
Highway 183	15	May 31, 2005	U.S. Route 183 at Evelyn Rd.
Villages of New Sweden	534	October 18, 2005	Eastern Travis County, Pflugerville Independent School
			District
Elm Grove	90	December 15,	The City of Buda, Hays Independent School District
		2005
Georgetown Village	665	August 22, 2005	The City of Georgetown, Georgetown Independent School
			District
Rutherford West	735	June 30, 2005	Northern Hays County, Hays Independent School District
The Bohls Tract	428	January 25, 2006	Eastern Travis County, Pflugerville Independent School
			District

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		Land	MUD		Preliminary		Construction
Subdivision		Purchase	Creation		Plat	Final Plat	Commenced
Rutherford West		X	X		X	X	X
Georgetown Village		X	n/	a	X	X	X
New Sweden		Oct-06	X		X	Feb-07	Feb-07
Bohl's Tract		Apr-07	X		X	Oct-07	Oct-07
Elm Grove		Dec-06	n/	a	X	X	Jan-07
New Project	1	Dec-07	n/	a	Jun-08	Jul-08	Aug-08
New Project	2	Mar-09	n/	a	Sep-09	Nov-09	Jan-10
New Project	3	Mar-10	n/	a	Sep-10	Nov-10	Jan-11

X = Completed

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•	1700 residential lot project on 533 acres
•	Total purchase price for land $5.9M
•	Entered into option to purchase the land in late 2005
•	Worked through the entitlement process and set up Municipal Utility Districts
•	Closed on purchase of land in October 2006 – debt financed by Comerica
•	Contract to sell residential lots to national homebuilder in due diligence phase
•	Development to occur in 14 phases – first three phases expected to commence in 2006
•	Selling price of residential lots to be $32K-$36K with gross margins of 25%
•	Reimbursement of development costs from Municipal Utility Districts expected to $12MM-$16MM

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Homebuilding

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•	Commence merchant homebuilding in late 2007:
	–	Strategy to build residential units (i.e. single family homes, town homes, patio homes, garden homes and condominiums) and not compete with national homebuilders
“(our Partners”)
	–	Strategic and competitive advantage for our residential lot development segment
	–	Adds incremental gross margins to our residential lot development strategy
	–	Gross margins on merchant homebuilding expected to be 15-18% and net margins expected to be approximately 7-9% of revenues

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Financial Highlights

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Periods ended:	March 31,	June 30,	September 30,	Totals
Revenues:
Homebuilding and related services	$417	2,285	1,483	4,185
Land sales	616	50	414	1,080
Total revenues	1,033	2,335	1,897	5,265

Cost of revenues:
Homebuilding and related services	332	1,893	1,256	3,480
Land sales	327	24	273	624
Total cost of revenues	659	1,917	1,529	4,105

Gross profit:
Homebuilding and related services	85	392	227	705
Land sales	289	26	140	455
Total gross profit	374	418	367	1,160

Costs and expenses:
Corporate general and administration	990	1,211	1,168	3,370
Sales and marketing	129	229	282	640
Total costs and expenses	1,119	1,441	1,450	4,010
Operating loss	(745)	(1,022)	(1,083)	(2,850)
Other income (expense):
Loss on fair value of derivatives	(345)	(2,588)	(460)	(3,393)
Interest and other income	97	109	54	260
Interest expense	(514)	(558)	(570)	(1,643)
Total other expense	(763)	(3,037)	(976)	(4,775)
Net loss	$(1,508)	(4,059)	(2,059)	(7,626)

Basic and diluted loss per share	$(0.09)	(0.23)	(0.12)	(0.43)
Basic and diluted weighted average common
shares outstanding	17,707	17,707	17,707	17,707

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Homebuilding
Revenues	100.0%
Cost of goods
Materials & OH	79.5%
Financing	4.0%
Total COGS	83.5%
Gross Profit %	16.5%

Land Development
Revenues	100.0%
Cost of goods	61.0%
Gross Profit %	39.0%

Combined
Revenues	100.0%
Cost of goods	68.7%
Gross profit %	31.3%

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PROJECTED ANNUAL CLOSINGS OF RESIDENTIAL LOTS 2007 – 2009

Home and Lot Closings
Units
200-300
450-650
700-950
2007
2008
2009

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CLOSING

Revenue Opportunities

$15-22 Million
$25-42 Million
$40-70 Million
2007
2008
2009

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•	Experienced Management Team and Board of Directors
	–	CEO with 20 plus years of experience and success
	–	CFO with 18 plus years of experience with public companies and corporate governance.
•	Portfolio of properties capitalizes on new roadways and toll roads
	–	$24MM of financing raised for purchase and development of 6,000 + lots in Central
Texas
	–	Strong residential market in Central Texas – expected to remain strong
•	Company positioned to exploit growth opportunities in Central Texas and other national markets
•	Company anticipates a capital raise in 2007
	–	Contact:	Clark Wilson, President and Chief Executive Officer
		•	Telephone Number: (512) 314-2091
		•	Email address: cwilson@wfcmail.com
	–	Contact:	Arun Khurana, Vice President and Chief Financial Officer
		•	Telephone Number: (512) 314-6755
		•	Email address: akhurana@wfcmail.com

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